Exhibit 99.2

Prodigy Communications Corporation
Unaudited Pro Forma Financial Information


          On October 5, 1999, Prodigy Communications Corporation ("Prodigy") acquired the BizOnThe.Net web hosting business and subscribers (the "Business," or "BizOnThe.Net") of U.S. Republic Communications, Inc. ("USR"), an indirect majority-owned subsidiary of VarTec Telecom, Inc. ("VarTec"). The acquisition was effected pursuant to an Asset Purchase Agreement, dated as of September 7, 1999, by and among Prodigy, USR, VarTec, VarTec Telecom Holding Company, T. Gary Remy and Tom D. Johnson (the "Agreement").

          At the closing, Prodigy issued to USR 2,113,721 shares of Prodigy common stock and repaid a $9 million loan from VarTec to USR. Prodigy also issued an additional 727,272 shares into an escrow account. Some or all of these escrowed shares will be released to USR at various times over the two-year period following the closing. The escrow account secures the indemnification obligations of USR and USR's shareholders as well as certain post-closing adjustments, as more fully described in the Agreement. In addition to the shares and amounts paid at closing, in 2001 Prodigy will be required to issue up to 727,272 shares, contingent upon the attainment by the acquired business of specified earn-out targets.

          The unaudited Pro Forma Condensed Consolidated Statement of Operations (the "Pro Forma Statement of Operations") for the year ended December 31, 1998 and the nine months ended September 30, 1999 gives effect to the acquisition of the Business as if it had occurred January 1, 1998 and 1999, respectively. The Pro Forma Statement of Operations is based on historical results of operations of Prodigy for the year ended December 31, 1998 and the nine months ended September 30, 1999 and the historical results of the Business for the period from January 6, 1998 (inception) to December 31, 1998 and the nine months ended September 30, 1999. The unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1999 (the "Pro Forma Balance Sheet") gives effect to the acquisition of the Business as if the acquisition had occurred on that date. The Pro Forma Balance Sheet is based on the historical balance sheet of Prodigy as of September 30, 1999 and the historical balance sheet of the Business as of September 30, 1999. The Pro Forma Statement of Operations and Pro Forma Balance Sheet and the accompanying notes (collective the "Pro Forma Financial Information") should be read in conjunction with the historical financial statements of the Prodigy and notes thereto.

          The Pro Forma Financial Information is intended for informational purposes only and is not necessarily indicative of the future financial position or future results of operations of the consolidated company after the acquisition of the Business, or of the financial position or results of operations of the consolidated company that would have actually occurred had the acquisition of the Business been effected as of the dates described above. Moreover, the results for the nine months ended September 30, 1999 are not necessarily indicative of the results for the fill year.

Prodigy Communications Corporation
Unaudited Pro Forma Condensed Consolidated Balance Sheets
As of September 30, 1999
(In Thousands)

                                                                                                                     Pro Forma
                                                                                                                    Prodigy and
                                                  Prodigy          BizOnThe.Net       Adjustments                   BizOnThe.Net
                                                ------------------------------------------------------         ---------------------
Assets
Current assets:
    Cash                                                 $10,380                             ($9,000)   1(a)                  $1,380
     Accounts Receivable, Net                              3,997            $1,622                                             5,619
     Due from affiliate                                    1,201                                                               1,201
     Restricted cash                                      52,500                                                              52,500
     Prepaid expense                                       3,079                24                                             3,103
     Other current assets                                    181                                                                 181
                                                -----------------------------------------------------          ---------------------
Total current assets                                      71,338             1,646            (9,000)                         63,984
                                                -----------------------------------------------------          ---------------------

Restricted cash                                            4,624                                                               4,624
Property and equipment, net                               16,550             1,630               700 1(c)                     18,880
Goodwill and Other Intangibles                           178,365                              36,988 1(b)                    220,853
                                                                                               5,500 1(d)
Other assets                                               4,386                                                               4,386
                                                ------------------------------------------------------------------------------------
Total assets                                            $275,263            $3,276           $34,188                        $312,727
                                                ====================================================================================


Liabilities and Stockholders' Equity

Current liabilities:
    Notes payable                                        $36,000            $9,000            (9,000)1(a)                   $36,000
    Accounts payable and accrued expenses                 73,520             1,984               834 1(b)                    74,354
                                                                                              (1,984)1(b)
    Accrued compensation                                   3,805                46               (46)1(b)                     3,805
    Unearned revenue                                      15,437               591                                           16,028
    Accrued purchase and restructuring costs               3,851                                                              3,851
                                                -----------------------------------------------------          ---------------------
Total current liabilities                               $132,613           $11,621           (10,196)                      $134,038
                                                -----------------------------------------------------          ---------------------


Stockholders' equity/Net Liabilities                                        (8,345)            8,345 1(e)
    Common stock                                            $612                                 $21 1(f)                      $633
    Additional paid-in capital - common stock            486,882                              36,018 1(f)                   522,900
    Accumulated deficit                                 (343,511)                                 $0                       (343,511)
                                                -----------------------------------------------------          ---------------------
                                                         143,983            (8,345)           44,384                        180,022
    Less note receivable from stockholder                 (1,333)                                                            (1,333)
                                                -----------------------------------------------------          ---------------------
Total stockholders' equity                               142,650            (8,345)           44,384                        178,689
                                                -----------------------------------------------------          ---------------------
Total liabilities and stockholders' equity              $275,263            $3,276           $34,188                       $312,727
                                                =====================================================           ====================

Prodigy Communications Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Operations For the Nine Months Ended September 30, 1999
(In thousands, Except Share and Per Share Amounts)

                                                                                                          Pro Forma
                                                                                                         Prodigy and
                                                    Prodigy    BizOnThe.Net     Adjustments              BizOnThe.Net
                                                  ------------------------------------------------------------------------
Revenues:
   Internet and online service revenues              $113,622                                                 $113,622
   Web Hosting                                                        $18,683                                   18,683
   Other                                                8,293                                                    8,293
                                                  --------------------------------------------      -------------------
                                                      121,915          18,683                                  140,598

Operating costs and expenses:
   Costs of revenue                                    71,694                             345 2(a)              72,039
   Amortization of subscriber acquisition costs         8,604                                                    8,604
   Marketing                                           36,958          12,418            (345)2(a)              49,031
   Product development                                  9,616                                                    9,616
   General and administrative                          42,341           6,571                                   48,912
   Depreciation and amortization                       12,477             289          10,797  2(b)             23,563
                                                  --------------------------------------------      -------------------
                                                      181,690          19,278          10,797                  211,765
                                                  --------------------------------------------      -------------------

Operating income (loss)                               (59,775)           (595)        (10,797)                 (71,167)

Interest (income) / expense, net                       (4,033)            226            (226) 2(c)             (4,033)
Gain on sale of equity investment                      (3,319)                                                  (3,319)
Gain on settlement of note payable                     (1,714)                                                  (1,714)
Gain on asset sale                                         15                                                       15
                                                  ---------------------------------------------------------------------
Net  loss                                            ($50,724)          ($821)       ($10,571)                ($62,116)
                                                  =====================================================================

Basic and diluted loss per share                      ($0.87)                                                   ($1.02)

Weighted average number of common and
  common equivalent shares outstanding            58,564,189                        2,113,721  (2d)         60,677,910
                                                  ==========                        =========               ==========

Prodigy Communications Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Operations For the Year Ended December 31, 1998
(In thousands, Except Share and Per Share Amounts)


                                                                                                                 Pro Forma
                                                                                                                 Prodigy and
                                             Prodigy              BizOnThe.Net        Adjustments                BizOnThe.Net
                                         ------------------------------------------------------------      -------------------------
Revenues:
   Internet Online Service Revenue           $128,908                                                              $128,908
   Web Hosting                                                       $6,920                                           6,920
   Other                                        7,232                                                                 7,232
                                         ------------------------------------------------------------      -------------------------
                                              136,140                 6,920                                         143,060
                                         ------------------------------------------------------------      -------------------------

Operating costs and expenses:
   Costs of revenue                            93,355                                    126  2(a)                   93,481
   Marketing                                   41,678                11,432             (126) 2(a)                   52,984
   Product development                         10,880                                                                10,880
   General and administrative                  44,640                 3,075                                          47,715
   Depreciation and amortization               16,072                   116           14,396  2(b)                   30,584
                                         ------------------------------------------------------------      -------------------------
                                              206,625                14,623           14,396                        235,644
                                         ------------------------------------------------------------      -------------------------

Operating loss                                (70,485)               (7,703)         (14,396)                       (92,584)

Gain on sale of assets                        (5,176)                                                                (5,176)
Interest (income) expense, net                  (226)                    82              (82) 2(c)                     (226)
                                         ------------------------------------------------------------      -------------------------

Net loss                                    ($65,083)               ($7,785)        ($14,314)                      ($87,182)
                                         ============================================================      =========================


Basic and diluted loss per share              ($1.60)                                                               ($2.03)

Weighted average number of common and
  common equivalent shares outstanding    40,745,947                               2,113,721  2(d)              42,859,668
                                         ===========                         ========================      ========================

     UNAUDITED PRO FORMA FINANCIAL STATEMENTS
     (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

PRO FORMA ADJUSTMENTS AND ASSUMPTIONS

BizOnThe.net

1. (a) Adjustment to record cash payment of $9,000 in connection with the payment of a note payable to VarTec.

    (b) Adjustment to calculate goodwill and to allocate the purchase price over the estimated fair value of the BizOnThe.Net net assets acquired, including other intangible assets acquired, as follows:

    Cash portion of purchase price                        $ 9,000
    Value of stock portion of purchase price               36,039
    Transaction costs                                         834
                                                       ----------
    Purchase price                                         45,873
    Add:  fair value of liabilities assumed                   591
    Less: fair value of assets acquired                   (9,476)
                                                       ----------
    Goodwill                                              $36,988
                                                       ==========

The BizOnThe.Net liabilities which were assumed by Prodigy exclude liabilities included in the September 30, 1999 financial statements on an allocated basis as these amounts were paid by VarTec/USR prior to consummation.

    (c) Adjustment to record the fair value of BizOnThe.Net's internally developed software based on independent valuations performed.

    (d) Adjustment to record the fair value of identifiable intangible assets acquired including tradename and customer relationships based on independent valuations performed.

    (e) Adjustment to eliminate BizOnThe.Net net liability.

    (f) Adjustment to reflect the issuance of 2,113,721 shares of common stock issued in connection with the BizOnThe.Net acquisition valued at $17.05 per share which represents the average market value of a Prodigy share immediately before and after the terms of the acquisition were announced. This resulted in $21 of common stock and $36,018 of additional paid-in capital. This amount excludes the 727,272 shares held in escrow and the 727,272 shares to be issued in 2001 pending resolution of the related contingencies.

2. (a) Reclassification of certain costs related to costs of revenue to conform with Prodigy presentation.

    (b) Adjustment of amortization and depreciation to reflect the amortization of goodwill, software and other intangible assets which will be amortized over a period of three years, the expected period of benefit.

    (c) Adjustment to remove interest expense on VarTec note payable to reflect the repayment of the Note in connection with the acquisition of BizOnThe.Net.

    (d) Adjustment of the weighted average shares of common stock outstanding used in computing basic and diluted net loss per share to reflect issuance of 2,113,721 shares of common stock as of January 1, 1999 and January 1, 1998.